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                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The Hartford Mutual Funds, Inc., does hereby certify, to such officer's knowledge, that:

     The semi-annual report on Form N-CSR of The Hartford Mutual Funds II, Inc. for the period ending April 30, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date: June 14, 2004                         By: /s/ David Znamierowski
                                                --------------------------------
                                                David M. Znamierowski
                                                Its: President


Date:  June 14, 2004                        By: /s/ Tamara L. Fagely
                                                --------------------------------
                                                Tamara L. Fagely
                                                Its: Vice President, Controller
                                                and Treasurer


A signed original of this written statement required by Section 906 has been provided to The Hartford Mutual Funds II, Inc. and will be retained by The Hartford Mutual Funds II, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.